Risk Management	12 Months Ended
Dec. 31, 2014
Risk Management [Abstract]
Risk Management
11.	Risk Management

11.1.	Operational risk

Ardmore is exposed to operating risk arising from various vessel operations. The key areas of operating risk include drydock, repair costs, insurance, piracy and fuel prices. Ardmore’s risk management includes various strategies for technical management of drydock and repairs coordinated with a focus on measuring cost and quality. Ardmore’s young fleet also helps to minimize this risk. Given the potential for accidents and other incidents that may occur in vessel operations, the fleet is insured against various types of risk. Ardmore has established a set of countermeasures in order to minimize the risk of piracy attacks during voyages, particularly through the Gulf of Aden and off the coast of Africa, to make the navigation safer for sea staff and to protect Ardmore’s assets. The price and supply of fuel is unpredictable and can fluctuate from time to time. Ardmore continuously considers and monitors the need for fuel hedging to manage this risk.
11.2.	Foreign exchange risk

The majority of Ardmore’s transactions, assets and liabilities are denominated in U.S. Dollars, the functional currency of Ardmore. Ardmore incurs certain general and operating expenses in other currencies (primarily the Euro, Singapore Dollar, Pounds Sterling, Hong Kong Dollar) and as a result there is a risk to Ardmore where currency fluctuations could have a negative effect on the value of Ardmore’s cash flows. Such risk may have an adverse effect on Ardmore’s financial condition and results of operations. Ardmore believes these adverse effects to be immaterial and has not entered into any derivative contracts to manage foreign exchange risk during the year.

11.3.	Interest rate risk

Ardmore is exposed to the impact of interest rate changes primarily through borrowings that require Ardmore to make interest payments based on LIBOR. Significant increases in interest rates could adversely affect Ardmore’s margins, results of operations and its ability to repay debt. Lower interest rates lower the returns on Ardmore’s cash and cash equivalents balance. Ardmore regularly monitors its interest rate exposure and will enter into swap arrangements to hedge its exposure where it is considered economically advantageous to do so.

11.4.	Credit risk

There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are held across two banks—Nordea Bank and Morgan Stanley & Co. LLC. While Ardmore believes this risk of loss is low, it will keep this under review and will revise its policy for managing cash and cash equivalents if considered advantageous and prudent to do so.

Ardmore limits its credit risk with trade accounts receivable by performing ongoing credit evaluations of its customers’ financial condition. It generally does not require collateral for its trade accounts receivable.

Ardmore may have a credit risk in relation to vessel employment and at times may have multiple vessels employed by one charterer. Ardmore considers and evaluates concentration of credit risk regularly and performs on-going evaluations of these charterers for credit risk. As at December 31, 2014 Ardmore’s 14 vessels in operation were employed with eight different charterers and the Company continuously monitors credit concentration risk (See Note 3).

11.5.	Liquidity risk

The principal objective in relation to liquidity is to ensure that Ardmore has access at minimum cost, to sufficient liquidity to enable it to meet its obligations as they fall due and to provide adequately for contingencies. Ardmore’s policy is to manage its liquidity by forecasting of cash flows arising from or expense relating to time charter revenue, pool revenue, vessel operating expenses, general and administrative overhead and servicing of debt.